SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 6, 1999

                                  CD RADIO INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                       0-24710                 52-1700207
(State or other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1221 AVENUE OF THE AMERICAS, 37TH FL., NEW YORK, NY               10020
     (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (212) 584-5100
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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"), we are hereby providing cautionary statements identifying important factors that could cause our actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Reform Act) made in this Current Report on Form 8-K. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "intends," "plans," "projection" and "outlook") are not historical facts and may be forward-looking. Such statements involve estimates, assumptions and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. Accordingly, any such statements are qualified in their entirety by reference to the factors discussed in our Annual Report on Form 10-K for the year ended December 31, 1998, and investors should not place undue reliance on any such forward-looking statements. Among the significant factors that have a direct bearing on our results of operations are the potential risk of delay in implementing our business plan; increased costs of construction and launch of necessary satellites; our dependence on Space Systems/Loral, Inc. to construct and arrange the launch of our satellites; risk of launch failure; unproven market and unproven applications of technology; our dependence on Lucent Technologies, Inc.; unavailability of receivers and antennas; and our need for additional financing.

         Management cannot assess the impact of each such factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all of such factors.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On April 6, 1999, we dismissed our independent auditors, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"). The decision to change accountants was approved by the Audit Committee of our Board of Directors.

         During the fiscal years ended December 31, 1997 and December 31, 1998 and the period from January 1, 1999 through April 6, 1999, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused them to make a reference to the subject matter of such disagreements in connection with their reports.
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         PricewaterhouseCoopers' report on our financial statements for the fiscal year ended December 31, 1998 was modified to include an explanatory paragraph as to our ability to continue as a going concern through December 31, 1999. This modification was due to the fact that we did not have the financial resources to meet our capital expenditure obligations through December 31, 1999. We expect to continue to finance our capital expenditures through the sale of debt or equity securities or a combination thereof. Otherwise, PricewaterhouseCoopers' reports on our financial statements for the fiscal year ended December 31, 1997 and December 31, 1998 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         On October 7, 1998, PricewaterhouseCoopers' reissued report on our financial statements for the fiscal year ended December 31, 1997 was modified to include an emphasis of a matter paragraph as to our ability to continue as a going concern through 1999. However, in view of the funds we raised through equity financings in the fourth quarter of 1998, PricewaterhouseCoopers subsequently revised their reissued report, which was included in a Current Report on Form 8-K, to remove the paragraph concerning this uncertainty.

         On April 6, 1999, we engaged Arthur Andersen LLP ("Arthur Andersen") as our independent auditors who will audit and report on our financial statements for the fiscal year ended December 31, 1999.

         Prior to engaging Arthur Andersen, neither we nor anyone acting on our behalf consulted with Arthur Andersen regarding the application of accounting principles to any specified transaction or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that Arthur Andersen concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, prior to engaging Arthur Andersen, neither we nor anyone acting on our behalf consulted with Arthur Andersen with respect to any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in
Item 304(a)(1)(v) of Regulation S-K).

         We requested that PricewaterhouseCoopers furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter dated April 9, 1999 is filed as exhibit 16 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits.

              16. Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated April 9, 1999.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   CD RADIO INC.


                                                   By: /s/ Patrick L. Donnelly
                                                   ---------------------------
                                                   Patrick L. Donnelly
                                                   Executive Vice President,
                                                   General Counsel and
                                                   Secretary

Dated: April 9, 1999
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                                  EXHIBIT INDEX

                     Pursuant to Item 601 of Regulation S-K


       Exhibit No.                 Description of Exhibit
       -----------                 ----------------------

           16. Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated April 9, 1999.